United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Union Bankshares Corporation

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

Effective May 17, 2019 at 7:01 p.m., Union Bankshares Corporation amended its articles of incorporation to change its name to Atlantic Union Bankshares Corporation (the “Company”) and Union Bank & Trust amended its articles of incorporation to change its name to Atlantic Union Bank (the “Bank”).

On May 20, 2019, the Company issued a press release regarding the Company’s and the Bank’s name changes, the change in the Company’s stock ticker from “UBSH” to “AUB,” and the successful completion of the integration into the Bank of the branches and operations of Access National Bank, which was acquired on February 1, 2019. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

Attached as Exhibit 99.2 is a handout containing information that the members of the Company’s management will use during visits with investors, analysts and other interested parties to assist their understanding of the Company from time to time during the second quarter of 2019. Other presentations and related materials will be made available as they are presented. This handout is also available under the Presentations link in the Investor Relations section of the Company’s website at investors.atlanticunionbank.com. Exhibit 99.2 is incorporated by reference into this Item 7.01.

The information disclosed in or incorporated by reference into this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated May 20, 2019
99.2	Atlantic Union Bankshares Corporation investor presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 20, 2019	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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